UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 13, 2018
HARRIS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Blvd., Melbourne, Florida	32919

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (321) 727-9100

No change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
As previously reported, Harris Corporation ("Harris" or the "Company") adopted, effective June 30, 2018 (the first day of Harris' fiscal 2019), Accounting Standards Update (ASU) No. 2014-09, Revenue from Contracts with Customers (Topic 606), as amended (“ASC 606”), and ASU 2017-07, Compensation - Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost ("ASU 2017-07") on a retrospective basis. Harris began reporting comparative results under ASC 606 and ASU 2017-07 in its Quarterly Report on Form 10-Q for the fiscal quarter ended September 28, 2018 (the first quarter of fiscal 2019).
Harris is filing this Current Report on Form 8-K (“Current Report”) to update certain historical fiscal 2018 and fiscal 2017 financial information contained in the Company's Annual Report on Form 10-K for the fiscal year ended June 29, 2018 ("Fiscal 2018 Annual Report on Form 10-K") to reflect the retrospective impact of ASC 606 and ASU 2017-07 for those two fiscal years.
More specifically, in Exhibit 99.1 filed with this Current Report and incorporated herein by reference (“Exhibit 99.1”), the Company has updated historical fiscal 2018 and fiscal 2017 financial information contained in the following Items in the Fiscal 2018 Annual Report on Form 10-K solely to the extent necessary to reflect the impact for those two fiscal years of retrospective application of ASC 606 and ASU 2017-07:

•	Part II, Item 6. Selected Financial Data;

•	Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations;

•	Part II, Item 8. Financial Statements and Supplementary Data; and

•	Part IV, Item 15(2), Schedule II — Valuation and Qualifying Accounts.
The updated fiscal 2018 and fiscal 2017 financial information in such Items in Exhibit 99.1 supersedes the fiscal 2018 and fiscal 2017 financial information in such Items in the Fiscal 2018 Annual Report on Form 10-K.
In Exhibit 99.1, the Company also has updated the Notes to Consolidated Financial Statements in Item 8. Financial Statements and Supplementary Data to include Note 25: Subsequent Events related to the Company's entry into a definitive merger agreement with L3 Technologies, Inc.
Except for the foregoing updates, no other historical financial information in the Fiscal 2018 Annual Report on Form 10-K (including for fiscal 2016 and prior fiscal years and the comparison of fiscal 2017 financial performance to fiscal 2016 financial performance included in Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations), and no other Items in the Fiscal 2018 Annual Report on Form 10-K are being updated, and all such other historic financial information and such other Items in the Fiscal 2018 Annual Report on Form 10-K remain unchanged and are not superseded.
In addition, the previously reported consolidated financial statements have not been updated to reflect any financial results, events, developments or other changes subsequent to fiscal 2018 (which ended June 29, 2018). For developments since the filing of the Fiscal 2018 Annual Report on Form 10-K, refer to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 28, 2018 and the Company’s Current Reports on Form 8-K (excluding any information and exhibits furnished under either Item 2.02 or Item 7.01 thereof) filed with the SEC since the filing of the Fiscal 2018 Annual Report on Form 10-K.
The information in this Current Report, including Exhibit 99.1, should be read in conjunction with the Fiscal 2018 Annual Report on Form 10-K, which was filed with the U.S. Securities and Exchange Commission ("SEC") on August 27, 2018, and the Company’s subsequent filings with the SEC that are referenced above.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
EXHIBIT INDEX
     The following exhibits are filed herewith:

23.1	Consent of Independent Registered Public Accounting Firm
99.1
Updates to Certain Historical Fiscal 2018 and Fiscal 2017 Financial Information in Item 6, Item 7, Item 8 and Item 15(2) in Annual Report on Form 10-K for Fiscal Year Ended June 29, 2018 for Retrospective Application of ASC 606 and ASU 2017-07

(101.INS)	XBRL Instance Document.
(101.SCH)	XBRL Taxonomy Extension Schema Document.
(101.CAL)	XBRL Taxonomy Extension Calculation Linkbase Document.
(101.LAB)	XBRL Taxonomy Extension Label Linkbase Document.
(101.PRE)	XBRL Taxonomy Extension Presentation Linkbase Document.
(101.DEF)	XBRL Taxonomy Extension Definition Linkbase Document.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS CORPORATION
By:	/s/ Rahul Ghai
	Name:	Rahul Ghai
	Title:	Senior Vice President, Chief Financial Officer

Date: December 13, 2018